Exhibit 10.1

Aviva Global Services Singapore Pte Ltd 137 Cecil Street #08-00 Aviva Building Singapore 069537

www.aviva-asia.com

Company Registration Number: 200303457R

EXLSERVICE HOLDINGS, INC	Please contact
350 Park Avenue, 10th Floor, New York, NY 10022
Telephone number
EXL SERVICE.COM (INDIA) PRIVATE LIMITED	Fax number
103A, Ashoka Estate, Barakhamba Road, New Delhi 110 001
Your reference
NOIDA CUSTOMER OPERATIONS PRIVATE LIMITED	Our reference
103A, Ashoka Estate, Barakhamba Road, New Delhi 110 001

September 6th, 2007 (“Effective Date”)

Dear Sirs

2ND AMENDMENT LETTER

We refer to the Amendment Letter with the Effective Date of 1st July 2007 (the “July 1, 2007 Letter”).

The parties hereby agree as follows (terms will be used herein as defined in the July 1, 2007 Letter):

To replace paragraphs (b) and (c) of the July 1, 2007 Letter with the following (the remaining provisions of which remain unchanged):

(b)

That if AGSS elects to exercise the Call Option, pursuant to clause 10.2 of the Virtual Shareholders Agreement (“VSA”), it will not serve a Call Option notice that is effective prior to January 1st, 2008. If AGSS elects to exercise the Call Option, it will deliver a notice substantially similar to the July 1, 2007 Letter.

(c)	The Call Option Period is reduced to 3 months where AGSS elects to exercise the Call Option Notice. Accordingly, such Call Option shall take effect no earlier than April 2nd, 2008.

This letter may be executed in any number of counterparts, each of which, when executed and delivered, will be an original, and all the counterparts together will constitute one and the same instrument. The parties agree to accept delivery of an executed counterpart by facsimile transmission.

Kindly confirm your agreement to the terms of this 2ND Amendment Letter by countersigning the enclosed copy and returning it to me.

Yours faithfully	On behalf of
EXLSERVICE HOLDINGS, INC.
/s/	I agree to the terms of this letter.
Authorised Signatory & Director
AVIVA GLOBAL SERVICES	/s/
SINGAPORE PRIVATE LIMITED	Authorised Signatory & Director

On behalf of	On behalf of
NOIDA CUSTOMER OPERATIONS	EXL SERVICE.COM (INDIA)
PRIVATE LIMITED	PRIVATE LIMITED
I agree to the terms of this letter.	I agree to the terms of this letter.

/s/	/s/
Authorised Signatory & Director	Authorised Signatory & Director